UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

       August 6, 2020
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On August 6, 2020, inTEST Corporation (the "Company") issued a press release, held a webcast conference call (as previously announced) and posted conference call supplemental information to its website regarding its financial results for the second quarter ended June 30, 2020. The Company's press release is furnished as Exhibit 99.1, the conference call supplemental information is furnished as Exhibit 99.2 and the textual representation of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2020, the Board of Directors of the Company accepted the resignation of James Pelrin from the Company as President and Chief Executive Officer (“CEO”) and as a director of the Company. In connection with his resignation, the Company and Mr. Pelrin entered into a Separation and Consulting Agreement (the “Separation Agreement”) dated August 6, 2020 pursuant to which Mr. Pelrin has agreed to provide consulting services for three months, subject to an extension of up to an additional three months at the option of the Company. In consideration for the consulting services that Mr. Pelrin will perform for the Company, the Company will pay Mr. Pelrin a consulting fee of $500 per hour, with a guaranteed minimum of $10,000 per month during the initial three-month consulting period, and a guaranteed minimum of $5,000 per month during any optional period. The Separation Agreement also provides that Mr. Pelrin is entitled to a severance benefit of $100,000. In addition, the Company will pay the cost to continue Mr. Pelrin’s participation in the Company’s standard health care benefits programs under COBRA for up to twelve months, which is currently estimated will cost $47,600. The foregoing description is qualified in its entirety by reference to the full text of the Separation Agreement between the Company and Mr. Pelrin, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 6, 2020, the Board of Directors of the Company approved, effective as of August 24, 2020 (the “Start Date”), the appointment of Richard N. Grant, Jr. to the position of President and CEO and to fill the vacancy on the Board of Directors of the Company left by Mr. Pelrin’s separation from the Company. Mr. Grant, 50, has served as Senior Vice President Americas Region Measurement & Analytics of ABB Ltd since June 2017. Prior to his time at ABB, Mr. Grant served as Corporate Vice President and General Manager of the Materials Analysis Division of AMETEK Inc., an electronic instrument and electromechanical manufacturer, from April 2013 until June 2017. Mr. Grant previously served as an Operating Officer of AMETEK Inc. from 2013 until 2017, and as a Board Member of SEIKO EG&G CO. LTD., a joint venture in which AMETEK maintained an interest, from 2016 until 2017. Prior to AMETEK, Mr. Grant worked at Emerson Electric in a variety of roles from March 1997 until April 2013, including as Vice President/General Manager of the Temperature Business unit of Rosemont Measurement from April 2011 until April 2013 and as Vice President Strategic Planning for Emerson Process Management from October 2007 until April 2011. Mr. Grant holds a Bachelor of Science degree in physics from Northern Kentucky University and an executive MBA from Xavier University.

Mr. Grant entered into a letter agreement with the Company, subject to his appointment as the Company’s President, CEO and a director, which appointments occurred on August 6, 2020 and are effective as of the Start Date. The letter agreement provides that Mr. Grant’s employment will be on an at-will basis and that he will be entitled to an annual base salary (“Base Salary”) of $375,000 per year, subject to periodic review by the Board’s compensation committee (the “Committee”). During Mr. Grant’s employment, he will be eligible to participate in the Company’s annual bonus award plan. For 2020, Mr. Grant’s target bonus opportunity will be 70% of the Base Salary and he will be paid a minimum cash bonus equal to 55% of his non-prorated Base Salary. Mr. Grant will be eligible to earn the remaining 15% of his non-prorated Base Salary upon the satisfaction of certain performance goals by December 31, 2020 to be determined by the Committee. For fiscal years 2021 and thereafter, Mr. Grant’s goals for his annual bonus award will be set forth in the Company’s executive officer compensation plan for such fiscal year and his award thereunder. Mr. Grant will also receive an Initial Equity Award on or about his Start Date equal to (a) $650,000 (based on target performance) divided by (b) the closing price of the Company’s Common Stock on the Start Date. Of that amount $305,000 will be subject to time-based vesting (the “Time-Vesting Portion”), and $345,000 will be subject to performance based vesting (the “Performance-Vesting Portion”). The Time-Vesting Portion will vest over four years at the rate of 25% on each anniversary of the grant date. The Performance-Vesting Portion will vest on the third anniversary of the grant date at a vesting percentage to be determined by the Committee. The foregoing description is qualified in its entirety by reference to the full text of the letter agreement between the Company and Mr. Grant, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. There are no family relationships between Mr. Grant and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K. Mr. Grant will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.1 to the Company’s Form 8-K filed on June 24, 2020, and is incorporated herein by reference. As an employee director, Mr. Grant will not be eligible for any director fees.

On August 6, 2020, the Board of Directors of the Company appointed Hugh T. Regan, Jr., the Company’s Chief Financial Officer and Treasurer, as interim President and CEO until Mr. Grant assumes his position as President and CEO. In connection with his role as interim President and CEO, Mr. Regan will not be receiving compensation greater than or in addition to any compensation that has been previously disclosed in the Company’s proxy statement. There are no family relationships between Mr. Regan and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

A copy of the press release announcing the matters set forth in this Item 5.02 of this Current Report on Form 8-K is attached hereto as Exhibit 99.4.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement between the Company and James Pelrin dated August 6, 2020.
10.2	Letter Agreement between the Company and Richard N. Grant dated July 24, 2020.
99.1	2020 Second Quarter Results Press Release dated August 6, 2020.
99.2	Second Quarter 2020 Conference Call Supplemental Information dated August 6, 2020.
99.3	Textual representation of conference call of August 6, 2020.
99.4	Press Release of inTEST Corporation dated August 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr.
Interim President and Chief Executive Officer Secretary, Treasurer and Chief Financial Officer

Date:   August 11, 2020